                                                                   Exhibit 10.26

                                     FORM OF
                            INDEMNIFICATION AGREEMENT

      THIS AGREEMENT is made and entered into this ____ day of _________, 2003 by and between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "CORPORATION"), and _________________ ("INDEMNITEE").

                                    RECITALS

      WHEREAS, Indemnitee performs a valuable service to the Corporation in his capacity as a member of the Board of Directors of the Corporation (a "DIRECTOR");

      WHEREAS, the stockholders of the Corporation have adopted bylaws (the "BYLAWS") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations, partnerships, joint ventures, trusts, employee benefit plans or other enterprises, as authorized by the Delaware General Corporation Law, as amended (the "CODE");

      WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons; and

      WHEREAS, in order to induce Indemnitee to continue to serve as a Director of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee;

      NOW, THEREFORE, in consideration of the above recitals and the promises, covenants, and conditions exchanged by the parties hereinbelow, including the Indemnitee's continued service as a Director after the date hereof, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. SERVICES TO THE CORPORATION. Indemnitee will serve, at the will of the Corporation or under separate contract, if any such contract exists, as a Director of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee in any such position.

      2. INDEMNITY OF INDEMNITEE. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent


                                       1.

that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (collectively, "EXPENSES").

      3. LIMITATIONS ON INDEMNITY. No indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

            (A) on account of any claim against Indemnitee solely for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            (B) on account of Indemnitee's conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

            (C) on account of Indemnitee's conduct that is established by a final judgment as constituting a breach of Indemnitee's duty of loyalty to the Corporation or resulting in any personal profit or advantage to which Indemnitee was not legally entitled;

            (D) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement;

            (E) if indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

            (F) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 8 hereof.

      4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or


                                       2.

other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

      5. PARTIAL INDEMNIFICATION. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the Expenses that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

      6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

            (A) the Corporation will be entitled to participate therein at its own expense;

            (B) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded, and so notified the Corporation, that there is a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above; and

            (C) the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose


                                       3.

any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion.

      7. EXPENSES. The Corporation shall advance, prior to the final disposition of any action, suit or proceeding, within twenty (20) days following request therefor, all Expenses incurred by Indemnitee in connection with such action, suit or proceeding to the extent payment for such Expenses is not promptly received from a valid and collectible insurance policy or other source of indemnity and upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts if it shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

      8. ENFORCEMENT.

            (A) Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within thirty (30) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall also be entitled to be paid the Expenses of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 2 hereof (other than an action brought to enforce a claim for Expenses pursuant to Section 7 or Section 11 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 3 hereof. Neither the failure of the Corporation (including its Board of Directors, its independent counsel or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its independent counsel or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

            (B) For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

            (C) In connection with any determination of whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Corporation to establish that Indemnitee is not so entitled. It is understood that the parties hereto intend this Agreement to be interpreted and enforced as to provide indemnification to Indemnitee to the fullest extent not now or hereafter prohibited by law.

      9. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.


                                       4.

      10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

      11. CONTRIBUTION. Irrespective of whether the indemnification rights granted pursuant to this Agreement are available in any given instance and without regard to the exclusions set forth in Section 3 hereof, the Corporation shall pay the entire amount of any and all Expenses relating to or incurred in connection with any claim under an action, suit or proceeding for which the Corporation or any of its subsidiaries or affiliated entities is jointly liable with Indemnitee (or would be jointly liable if joined in such claim), without requiring Indemnitee to contribute to such payment, and the Corporation hereby waives and relinquishes, and agrees to cause its subsidiaries and any such other entity it controls to waive and relinquish, any right of contribution it or they may have against Indemnitee. The Corporation shall not enter into any settlement of any claim under any action, suit or proceeding for which the Corporation or any of its subsidiaries or affiliated entities is jointly liable with Indemnitee (or would be liable if joined in such claim) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

      12. DIRECTOR AND OFFICER LIABILITY INSURANCE.

            (A) The Corporation hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director, officer, employee or other agent of the Corporation or any of its subsidiaries or affiliated entities (and thereafter so long as Indemnitee shall be subject to any possible claim for which Indemnitee is entitled to indemnification under this Agreement) the Corporation, subject to clause (b) below, shall maintain directors' and officers' insurance in full force and effect.

            (B) The Corporation shall have no obligation to maintain directors' and officers' insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

      13. SURVIVAL OF RIGHTS.

            (A) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

            (B) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner


                                       5.

and to the same extent that the Corporation would be required to perform if no such succession had taken place.

      14. SEVERABILITY. The provisions of the Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single action, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

      15. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without regard to its conflict of law rules.

      16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      17. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement.

      18. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

      19. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

      (A) If to Indemnitee, at the address indicated on the signature page hereof.

      (B)   If to the Corporation, to:

                      PACIFICARE HEALTH SYSTEMS, INC.
                      5995 Plaza Drive
                      Cypress, CA 90630
                      Attention: General Counsel

or to such other address as may have been furnished to Indemnitee by the Corporation.


                                       6.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                            PACIFICARE HEALTH SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                                 [Name]
                                                 [Title]

                                            [NAME OF INDEMNITEE]

                                            ------------------------------------


                                            Address:


                                       7.